EQ ADVISORS TRUSTSM

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

SUPPLEMENT DATED JULY 23, 2014 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2014

This Supplement updates information contained in the Summary Prospectus dated May 1, 2014 of the AXA Large Cap Core Managed Volatility Portfolio of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about a change to the portfolio managers for the AXA Large Cap Core Managed Volatility Portfolio (“Portfolio”).

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2014, as supplemented May 1, 2014, May 29, 2014, June 23, 2014 and July 23, 2014, and Statement of Additional Information (“SAI”), dated May 1, 2014, as supplemented May 1, 2014, May 29, 2014, June 23, 2014 and July 23, 2014, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2013, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

The table in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Adviser: Institutional Capital LLC (“ICAP”) – Portfolio Managers” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Jerrold K. Senser	Chief Executive Officer and Chief Investment Officer of ICAP	May 2007
Thomas Cole	Senior Executive Vice President and Deputy Chief Investment Officer of ICAP	July 2012
Andrew P. Starr	Executive Vice President and Director of Research of ICAP	July 2014
Matthew T. Swanson	Executive Vice President of ICAP	July 2014

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